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                                                                    EXHIBIT 99.2

                       NOTICE OF GUARANTEED DELIVERY FOR

                            UROHEALTH SYSTEMS, INC.

     This form or one substantially equivalent hereto must be used to accept the Exchange Offer of Urohealth Systems, Inc. (the "Company") made pursuant to the
Prospectus, dated             , 1997 (the "Prospectus"), and the enclosed Letter
of Transmittal (the "Letter of Transmittal") if Old Notes are not immediately available or if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach the Company prior to 5:00 P.M., New York City time, on the Expiration Date of the Exchange Offer. Such form may be delivered or transmitted by facsimile transmission, mail or hand delivery to The Bank of New York (the "Exchange Agent") as set forth below. In addition, in order to utilize the guaranteed delivery procedure to tender Old Notes pursuant to the Exchange Offer, a completed, signed and dated Letter of Transmittal (or facsimile thereof) must also be received by the Exchange Agent prior to 5:00 P.M., New York City time, on the Expiration Date. Capitalized terms not defined herein are defined in the Prospectus.

               DELIVERY TO: THE BANK OF NEW YORK, EXCHANGE AGENT

                         BY HAND OR OVERNIGHT DELIVERY:

                              The Bank of New York
                               101 Barclay Street
                            New York, New York 10286
                        Corporate Trust Services Window
                                  Ground Level
                         Attn:  Reorganization Section
                                 Arwen Gibbons

              FACSIMILE TRANSMISSION (Eligible Institutions Only):
                                 (212) 815-6339

                To confirm by telephone or for information call:
                                 (212) 815-5920

                        BY REGISTERED OR CERTIFIED MAIL:
                              The Bank of New York
                             101 Barclay Street, 7E
                            New York, New York 10286
                         Attn:  Reorganization Section
                                 Arwen Gibbons

     DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

Ladies and Gentlemen:

     Upon the terms and conditions set forth in the Prospectus and the accompanying Letter of Transmittal, the undersigned hereby tenders to the Company the principal amount of Old Notes set forth below, pursuant to the guaranteed delivery procedure described in "The Exchange Offer -- Guaranteed Delivery Procedures" section of the Prospectus.
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                     PRINCIPAL AMOUNT OF OLD NOTES TENDERED

   $
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                            Note Nos. (if available)

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   If Old Notes will be delivered by book-entry transfer to The Depositary
   Trust Company, provide account number.

   Account Number
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                         NAME(S) OF RECORD HOLDERS(S):

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   Addresses:

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   Area Code and Telephone Numbers(s):

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   Signature(s):

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                 THE ACCOMPANYING GUARANTEE MUST BE COMPLETED.

                                   GUARANTEE

                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)
     The undersigned, a firm that is a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office correspondent in the United States or any "eligible guarantor" institution within the meaning of Rule 17Ad-15 of the Securities Exchange Act of 1934, as amended, hereby guarantees to deliver to the Exchange Agent, at its address set forth above, the Old Notes described above, in proper form for transfer, or a Book-Entry Confirmation, together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof), with any required signature guarantees, and any other documents required by the Letter of Transmittal within three New York Stock Exchange, Inc. trading days after the date of execution of this Notice of Guaranteed Delivery.

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Name of Firm:
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----------------------------------------------      (AUTHORIZED SIGNATURE)

Address:                                            Title:
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                                                    Name:
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Area code and
Telephone Number:                                   Date:
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